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                                BANK ONE, TEXAS, N.A.
                           1717 MAIN STREET, THIRD FLOOR
                                 DALLAS, TEXAS  75265

                                   September 9, 1998

Gary S.  Glatter, CEO
PENTEGRA DENTAL GROUP, INC.
2999 N. 44th St., Ste. 650
Phoenix, AZ   85018

     Re: Modification of Provisions under the Credit Agreement dated June 1, 1998 (the "Credit Agreement") between Pentegra Dental Group, Inc. ("BORROWER") and Bank One, Texas, N.A. ("BANK ONE")

Ladies and Gentlemen:

     Reference is made to the Credit Agreement for the meaning of terms that are defined therein and that are used without further definition herein. Borrower and Bank One wish to modify the definition of the Base Rate Payment Date used in the Note. Accordingly, Borrower and Bank One hereby:

     1. Amend the definition of "BASE RATE PAYMENT DATE" in Section 1.1 of the Credit Agreement to provide as follows:

          "'BASE RATE PAYMENT DATE' has the meaning given such term in the Note"

     2. Delete the reference to Section 6.9 in Section 3.1(a), GENERAL PROCEDURES, and substitute therefor, "Section 6.10".

     3.   Delete the reference to Section 2.7 in the last paragraph of
Section 3.1 GENERAL PROCEDURES, and substitute therefor, "Section 2.8."

     4. Amend the proviso at the end of Section 7.18 of the Credit Agreement, FIXED CHARGE COVERAGE RATIO, by deleting such proviso and substituting therefor, the following:

     "provided that for purposes of calculating such ratio for the Fiscal Quarter ending June 30, 1998, EBITDA and Fixed Charges shall be calculated for that Fiscal Quarter only."

     5. Delete Exhibit D to the Credit Agreement and substitute Exhibit D attached hereto.

     This letter agreement is a Loan Document, as defined in the Credit Agreement, and is subject to all provisions of the Credit Agreement applicable to Loan Documents. The Credit Agreement as amended hereby is ratified and confirmed in all respects. This letter may be

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Pantegra Dental Group, Inc.
September 9, 1998
Page 2

executed in multiple counterparts, all of which shall constitute one letter agreement and may be validly executed and delivered by facsimile or other electronic transmission.

     Please execute a copy of this letter agreement in the space provided below to evidence your agreement to and acknowledgment of the foregoing.

                                       BANK ONE, TEXAS, N.A.




                                       By: /s/ James B.  Lukowicz
                                          ----------------------------------
                                          James B.  Lukowicz
                                          Vice President
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AGREED TO AND ACKNOWLEDGED
as of the date first written above:

PENTEGRA DENTAL GROUP,  INC.




By: /s/ Gary S.  Glatter, CEO
   -----------------------------------
     Gary S.  Glatter, CEO

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                                                                      EXHIBIT D


                               CERTIFICATE ACCOMPANYING
                                 FINANCIAL STATEMENTS


     Reference is made to that certain Credit Agreement dated as of June 1, 1998 (as from time to time amended, the "Agreement"), by and among PENTEGRA DENTAL GROUP, Inc. ("Borrower"), Bank One, Texas, N.A., as Agent, and certain financial institutions ("Lenders"), which Agreement is in full force and effect on the date hereof. Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

     This Certificate is furnished pursuant to Section 6.2(b) of the Agreement. Together herewith Borrower is furnishing to Agent and each Lender Borrower's *[audited/unaudited] financial statements (the "Financial Statements") as at ____________ (the "Reporting Date"). Borrower hereby represents, warrants, and acknowledges to Agent and each Lender that:

          (a) the officer of Borrower signing this instrument is the duly elected, qualified and acting ____________ of Borrower and as such is Borrower's chief financial officer;

          (b) the Financial Statements are accurate and complete and satisfy the requirements of the Agreement;

          (c) attached hereto is a schedule of calculations showing Borrower's compliance as of the Reporting Date with the requirements of Sections [7.11 to 7.20] of the Agreement *[and Borrower's non-compliance as of such date with the requirements of Section(s) ____________ of the Agreement];

          (d) on the Reporting Date, Borrower was, and on the date hereof Borrower is, in full compliance with the disclosure requirements of Section
     6.2 of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument *[except for Default(s) under Section(s) ____________ of the Agreement, which *[is/are] more fully described on a schedule attached hereto];

          (d) on the Reporting Date, the Borrowing Availability was $______________; and

          (e) *[Unless otherwise disclosed on a schedule attached hereto,] The representations and warranties of Borrower set forth in the Agreement and the other Loan Documents are true and correct, in all material respects, on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

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     The officer of Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

     IN WITNESS WHEREOF, this instrument is executed as of ____________, 19__.


                                            PENTEGRA DENTAL GROUP, INC.


                                            By:
                                               ------------------------------
                                                 Name:
                                                 Title: